UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013 (October 17, 2013)
CCA Industries, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	1-31643	04-2795439
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 MURRAY HILL PARKWAY, EAST RUTHERFORD, NEW JERSEY	07073
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (201) 330-1400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Certain Officers; Appointment of Certain Officers

The Company issued a press release on October 17, 2013 announcing the appointment of its new Chief Executive Officer and President, Richard Kornhauser. Mr. Kornhauser, aged 58, brings thirty years of well developed management skills, strong entrepreneurial drive and experience in the Health and Beauty Aids Industry. He worked as EVP - Chief Marketing Officer at FGX International from 2008 until 2012, and most recently as CEO at RK Brands, LLC. Mr. David Edell will relinquish his post as Chief Executive Officer and continue as a director and consultant to the Company. Mr. Stephen A. Heit will continue on as Chief Financial Officer. All appointments are effective immediately.

Item 8.01 Other Events

The Company issued a press release on October 17, 2013 announcing its results for the quarter and nine months ended August 31, 2013.

Item 9.01 Exhibits

The following exhibits are annexed hereto:
99.1 Press release issued October 17, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:	October 17, 2013

CCA Industries, Inc.
Registrant

By:	/s/ Stephen A. Heit
Stephen A. Heit
Chief Financial Officer